UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2010

AUTOIMMUNE INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE	0-20948	13-348-9062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1199 Madia Street, Pasadena, CA 91103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 792-1235

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 9, 2010, AutoImmune Inc. (the “Company”) issued a press release announcing that its Board of Directors has approved a Plan of Complete Liquidation and Dissolution of the Company, subject to stockholder approval, and has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

99.1 Press Release dated March 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOIMMUNE INC.

By:	/s/ Diane M. McClintock
Diane M. McClintock
Director of Finance and Treasurer

Date: March 9, 2010